UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 10, 2008 (November 10, 2008)
GOLDLEAF FINANCIAL SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)
Tennessee
(State or other jurisdiction of incorporation)

000-25959	62-1453841
(Commission File Number)	(IRS Employer Identification No.)

350 Technology Parkway, Suite 200, Norcross, GA	30071
(Address of principal executive offices)	(Zip Code)
(678) 966-0844
(Registrant’s telephone number, including area code)
n/a
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On November 10, 2008, Goldleaf Financial Solutions, Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference. The press release describes the Company’s financial results for the three and nine-month periods ended September 30, 2008.

Item 9.01	Financial Statements and Exhibits.
(d)     Exhibits.

Number	Exhibit
99.1	Press Release dated November 10, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDLEAF FINANCIAL SOLUTIONS, INC.
Dated: November 10, 2008	By:	/s/ Scot Kees
Scot Kees
General Counsel

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